RAMP SERIES 2002-RS3 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-RS3



                           $662,600,000 (APPROXIMATE)

                               Subject to Revision


                     June 12, 2002 - Computational Materials



Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender
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through  a J.P.  Morgan  Chase & Co.  subsidiary  or  affiliate  in  their  home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




JPMORGAN

                                             COMPUTATIONAL MATERIALS FOR
                                               RAMP SERIES 2002-RS3 TRUST




                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $662,600,000 (APPROXIMATE)

                           RAMP SERIES 2002-RS3 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS3



                                 JUNE 12, 2002




EXPECTED TIMING:      Pricing Date:       On or about June [ ], 2002
                      Settlement Date:    On or about June [27], 2002
                      First Payment       July 25, 2002
                      Date:


STRUCTURE:Group I:            $499.5 million senior/subordinate structure
          Group II:           $163.1 million senior/subordinate structure
          Rating Agencies:    Moody's and Standard & Poor's


                                   TERM SHEET
                                  JUNE 12, 2002
                           RAMP SERIES 2002-RS3 TRUST
                           $662,600,000 (APPROXIMATE)
                               SUBJECT TO REVISION

CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)
-------- ---------- ----------- --------- ----------- ------------- ---------------- --------------- -------------- -----------
                      RATINGS      BOND               WA LIFE (YRS.)   PMT. WINDOW     PMT. WINDOW      EXP. MAT.      FINAL
                                                                         (MOS.)           (MOS.)         (MOS.)      SCHEDULED
 CLASS                  (S&P       TYPE      COUPON     TO CALL/TO   TO CALL / # OF  TO MATURITY / # TO CALL/TO MAT. MATURITY
         AMOUNT      /MOODY'S)                             MAT.           MOS.           OF MOS.
            ($)
-------- ---------- ----------- --------- ----------- ------------- ---------------- --------------- -------------- -----------
-------- ---------- ----------- --------- ----------- ------------- ---------------- --------------- -------------- -----------
A-I-1                 AAA/Aaa      SEQ     1M Libor +  1.00/1.00         1-26/26        1-26/26       8/04 / 8/04      1/22
         196,000,000                          [ ]4
A-I-2                 AAA/Aaa      SEQ       Fixed8    3.00/3.00        26-50/25        26-50/25      8/06 / 8/06     10/27
         101,400,000
A-I-3                 AAA/Aaa      SEQ       Fixed8    5.00/5.00        50-73/24        50-73/24      7/08 / 7/08     10/29
         48,500,000
A-I-4    72,181,500   AAA/Aaa      SEQ      Fixed6,8   8.78/10.69       73-117/45      73-247/175     3/12 / 1/23      3/32
A-I-5    46,453,500   AAA/Aaa      NAS        Fixed8    6.79/6.88       37-117/81       37-245/209    3/12 / 11/22     2/32
A-I-IO   499,500,0007 AAA/Aaa       IO        2.0%      1.01 WAL /
                                                        0.81 Dur.
M-I-1                  AA/Aa2      MEZ      Fixed6,8   6.37/6.82        37-117/81      37-169/133     3/12 / 7/16      3/32
         14,985,000
M-I-2                   A/A2       MEZ      Fixed6,8   6.35/6.52        37-117/81      37-145/109     3/12 / 7/14      3/32
         12,487,500
M-I-3                 BBB/Baa2     MEZ      Fixed6,8   5.28/5.28        37-106/70      37-106/70      4/11 / 4/11      3/32
         7,492,500

A-II     139,858,250  AAA/Aaa     ARM PT   1M Libor +  2.67/2.91         1-93/93       1-206/206      3/10 / 8/19      3/32
                                            [ ] 5,6
M-II-1   9,786,000     AA/Aa2      MEZ     1M Libor +  5.16/5.66        38-93/56       38-162/125    3/10 / 12/15      3/32
                                             [ ]5,6
M-II-2   7,339,500      A/A2       MEZ     1M Libor +  5.13/5.52        37-93/57       37-143/107     3/10 / 5/14      3/32
                                             [ ]5,6
M-II-3   6,116,250    BBB/Baa2     MEZ     1M Libor +  4.89/4.98        37-93/57       37-116/80      3/10 / 2/12      3/32
                                             [ ]5,6

A-I-S    196,000,0009 AAA/Aaa   INVERSE IO     9           N/A
A-II-S   163,100,00010AAA/Aaa   INVERSE IO     10          N/A
-------- ---------- ----------- --------- ----------- ------------- ---------------- --------------- -------------- -----------

         (1) Class sizes subject to a 10% variance.

          (2) Pricing Prepayment Speed Assumption: 20% CPR (Fixed Rate Mortgage Loans); 25% CPR (Adjustable Rate Mortgage Loans).

         (3) Each Certificate is illustrated as priced to both the 10% clean-up call of the related Loan Group and to the maturity of the related Loan Group.
         (4) The lesser of (i) one-month LIBOR plus the related margin and (ii) the weighted average of the net mortgage rates of the group I mortgage loans, adjusted for the interest payable to the Class A-I-IO Certificates from July 2002 through December 2004 and for the interest payable to the Class A-I-S Certificates.
         (5) The lesser of (i) one-month LIBOR plus the related margin, (ii) Group II Net WAC Cap and (iii) 14.00% per annum.
         (6) If the 10% clean-up call for Loan Group I is not exercised, the coupon on the Class A-I-4 Certificates will increase by 0.50% per annum on the second distribution date after the first possible call date (subject to certain limitations, as provided herein). Likewise, if the 10% clean-up call for Loan Group II is not exercised, the margin on the Class A-II Certificates will double, and the margin on the Class M-II-1, Class M-II-2 and Class M-II-3 Certificates will each increase by a 1.5 multiple on the second distribution date after the first possible call date (subject to certain limitations, as provided herein).
         (7) The notional principal balance will be equal to the lesser of (i) the schedule found in Exhibit 1 (see pg. 12); and (ii) the aggregate principal balance of the Group I mortgage loans.

          (8)  Subject to certain limitations, as provided herein.

          (9) The Class A-I-S Certificates will not receive any principal payments, but will accrue interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess, if any, of a predetermined fixed rate minus One Month LIBOR for that distribution date on a notional amount equal to the aggregate principal balance of the Class A-I-1 Certificates.

          (10) The Class A-II-S Certificates will not receive any principal payments, but will accrue interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess, if any, of a predetermined fixed rate minus One Month LIBOR for that distribution date on a notional amount equal to the aggregate principal balance of the Class A-II and Class M-II Certificates.

ISSUER: RAMP Series 2002-RS3 Trust

CERTIFICATES:   RAMP  Series   2002-RS3   Trust   consisting   of:  Class  A-I-1
     Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, Class A-I-IO Certificates and Class A-I-S Certificates (the "Class A-I Certificates"); Class A-II Certificates and Class A-II-S Certificates (the "Class A-II Certificates"). The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates". The Class A-I-S Certificates and the Class A-II-S Certificates are referred to herein as the "Class S Certificates".

ClassM-I-1 Certificates,  Class M-I-2 Certificates, and Class M-I-3 Certificates
     ("the Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates (the "Class M-II Certificates"). The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates".

The Class A Certificates and the Class M Certificates are referred to as the "Certificates".

UNDERWRITERS:   J.P.  Morgan  Securities  Inc.,  Deutsche  Bank  Securities  and
     Residential Funding Securities Corporation

DEPOSITOR: Residential Asset Mortgage Products, Inc.

MASTER SERVICER: Residential Funding Corporation

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 75.54% of the Loan Group I Loans and 77.50% of the Loan Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation. The remaining Fixed Rate and Adjustable Rate Mortgage Loans are being subserviced by other entities as of the Cut-Off Date.

TRUSTEE: Bank One, National Association

STATISTICAL CALCULATION DATE: June 1, 2002

CUT-OFF DATE: June 1, 2002

PRICING DATE: On or about June [ ], 2002

CLOSING DATE: On or about June [27], 2002

DISTRIBUTION DATES: Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in July 2002.

FORM OF CERTIFICATES: The certificates will be available in book-entry form through DTC, Clearstream, and Euroclear.

MINIMUM  DENOMINATIONS:  For the Class A-I,  Class  M-I-1,  Class A-II and Class
     M-II-1 Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-I-2, Class M-I-3, Class M-II-2 and Class M-II-3
     Certificates: $250,000 and integral multiples of $1 in excess thereof.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

ERISACONSIDERATIONS:   It  is  expected  that  the  Class  A-I  and  Class  A-II
     certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX STATUS: The Trust will be established as one or more REMICs for federal income tax purposes.

MORTGAGE LOANS:  The  mortgage  pool will consist of mortgage  loans  ("Mortgage
     Loans") that will be divided into Loan Group I which will consist solely of fixed-rate mortgage loans secured by first liens (99.96%) and second liens (0.04%) on mortgaged properties, and Loan Group II which will solely consist of adjustable-rate mortgage loans secured by 100% first liens on mortgaged properties. The Mortgage Loans were underwritten to a variety of underwriting standards under several different programs, as more fully described in the prospectus supplement.

OPTIONAL  TERMINATION:   On  any  distribution   date  on  which  the  aggregate
     outstanding principal balance of the mortgage loans as of the related determination date in either loan group is less than 10% of its principal balance as of the cut-off date, the master servicer will have the option to purchase from the trust all remaining mortgage loans or all remaining certificates in that loan group causing an early retirement of the related certificates.

ADMINISTRATIVE FEES: The Subservicer and Master Servicer will be paid monthly fees on the stated principal balance of the Mortgage Loans. The fees aggregate to a weighted average of approximately [32.3] basis points for the Loan Group I Mortgage Loans and a weighted average of approximately [49.4] basis points for the Loan Group II Mortgage Loans.

COMPENSATING INTEREST: For either loan group the Master Servicer will be required to reimburse prepayment interest shortfalls in full up to the lesser of (a) one twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date. Any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon will accrue to future periods to be paid subject to available excess interest.


                              CERTIFICATE STRUCTURE
                      (PRELIMINARY AND SUBJECT TO REVISION)

CREDIT ENHANCEMENT:          1) Excess Cash Flow
                             2) Overcollateralization
                             3) Cross-collateralization
                             4) Subordination

EXCESS CASH FLOW: Because the mortgagors are expected to pay more interest on the mortgage loans than is necessary to pay interest on the Certificates, along with fees and expenses of the trust each month, there may be excess cash flow. On each distribution date, this excess cash flow may be used to protect the Certificates against most types of losses by making an additional payment of principal up to the amount of the losses.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

OVERCOLLATERALIZATION:  On the closing  date,  the trust will issue an aggregate principal amount of certificates related to each loan group which is approximately equal to the aggregate principal balance of the mortgage loans in the related loan group as of the Statistical Calculation date. On each distribution date, commencing on the distribution date in January 2003, to the extent not used to cover losses, excess cash flow with respect to a loan group will be used to pay principal to the related certificates, other than the Class A-I-IO Certificates and the Class S Certificates, and then to the non-related certificates, other than the Class A-I-IO Certificates and the Class S Certificates, further reducing the aggregate principal amount of the certificates below the aggregate principal balance of the mortgage loans in the related loan group. The excess amount of the balance of the mortgage loans represents overcollateralization, which may absorb some losses on the mortgage loans, if not covered by excess cash flow. If the level of overcollateralization falls below what is required, the excess cash flow with respect to a loan group described above will be paid first to the related certificates, other than the Class A-I-IO Certificates and the Class S Certificates, and then to the non-related certificates, other than the Class A-I-IO Certificates and the Class S Certificates, as principal to the extent described in this prospectus supplement. This will reduce the principal balance of the certificates faster than the principal balance of the related mortgage loans, until the required level of overcollateralization is reached with respect to each loan group.

   LOAN GROUP I O/C
   Initial:               0.00%               Target: 0.50% of original balance
   Stepdown:         1.00% of current balance Floor:  0.50% of original balance

     LOAN GROUP II O/C
     Initial:                0.00%            Target: 0.75% of original balance
     Stepdown:        1.50% of current balanceFloor:  0.50% of original balance


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

CROSS-COLLATERALIZATION: The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of O/C in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

SUBORDINATION:  Except as described  below,  with respect to each loan group, if the related Class M Certificates remain outstanding, losses on the related mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of related Class M
     Certificates with the lowest payment priority, and the other related classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the related Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

      LOAN GROUP I SUBORDINATION:           LOAN GROUP II
      SUBORDINATION:

      Class   Initial Subordination*        Class      Initial Subordination*
      -----   ----------------------        -----      ----------------------
      Class A-I        7.50%                Class A-II         15.00%
      Class M-I-1      4.50%                Class M-II-1        9.00%
      Class M-I-2      2.00%                Class M-II-2        4.50%
      Class M-I-3      0.50%                Class M-II-3        0.75%

      * Includes the initial overcollateralization requirement


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

LIMITATIONS ON CREDIT
ENHANCEMENT:

     Not all realized losses will be allocated as described above. Realized losses due to special hazards, including losses due to natural disasters such as floods, earthquakes or other extraordinary events, losses due to fraud by a mortgagor and losses related to the bankruptcy of a mortgagor will be allocated as described above only up to specified amounts. Losses of these types in excess of the specified amounts and losses due to other extraordinary events, including war, civil insurrection, certain governmental actions, nuclear reactions, and other risks, collectively defined as "Excess Losses" in the prospectus supplement, will, in general, be allocated to the offered certificates as described in the prospectus supplement. Therefore, the Class M Certificates act as only limited credit enhancement for the related Class A Certificates for these losses.


                                  LOAN GROUP I

MORTGAGE LOANS:              Fixed-rate Mortgage Loans

TOTAL GROUP SIZE:            $499,500,000

PREPAYMENT ASSUMPTION:       20% CPR

GROUP I NET WAC CAP RATE: The Group I Net WAC Cap Rate is equal to the weighted average of the Group I Net Mortgage Interest Rates on the Group I Loans.

GROUP I ADJUSTED NET
WAC CAP RATE:

     The pass-through rate of each class of the Class A-I Certificates and Class M-I Certificates (other than the Class A-I-IO and Class A-I-S Certificates) will be subject to a cap equal to the weighted average of the Group I Net Mortgage Interest Rates on the Group I Loans, adjusted for the interest payable to the Class A-I-IO Certificates from and including the July 2002 distribution date through the December 2004 distribution date. This rate cap is referred to as the Group I Adjusted Net WAC Cap Rate. On any distribution date on which the pass-through rate is limited by the Group I Adjusted Net WAC Cap, the aggregate amount of such shortfall, together with accrued interest at the pass-through rate, will be paid from interest on the Group I Loans on a subordinated basis as provided below.

GROUP I BASIS RISK SHORTFALL:

     If on any distribution date the pass-through rate of the Class A-I-1 Certificates is limited by the Group I Adjusted Net WAC Cap Rate, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Group I Adjusted Net WAC Cap Rate, up to but not exceeding the Group I Net WAC Cap Rate, and the aggregate of such shortfalls from previous distribution dates together with accrued interest at the pass-through rate will be carried over to the next distribution date until paid. Such reimbursement will come from interest on both Loan Groups and will be paid only on a subordinated basis.

     If on any distribution date the pass-through rate of the Class A-I Certificates (other than the Class A-I-1 Certificates, Class A-IO Certificates and Class A-I-S Certificates) and the Class M-I Certificates is limited by the Group I Adjusted Net WAC Cap Rate, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Group I Adjusted Net WAC Cap Rate, up to but not exceeding the lesser of (i) the fixed pass-through rate with respect to each Class A-I Certificate (other than the Class A-I-1 Certificates, Class A-IO Certificates and Class A-I-S Certificates) and the Class M-I Certificates and (ii) the Group I Net WAC Cap Rate and the aggregate of such shortfalls from previous distribution dates together with accrued interest at the pass-through rate will be carried over to the next distribution date until paid. Such reimbursement will come from interest on both Loan Groups and will be paid only on a subordinated basis.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

     No such Group I Basis Risk Shortfall will be paid to any Class A-I Certificates and Class M-I Certificates after their Certificate Principal Balance has been reduced to zero.

INTEREST ACCRUAL:

     For all Class A-I Certificates and Class M-I Certificates (other than the Class A-I-1 Certificates and the Class A-I-S Certificates) interest will accrue during the calendar month preceding the month of distribution. For the Class A-I-1 Certificates and Class A-I-S Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

GROUP I NET MORTGAGE
INTEREST RATE:

     Gross mortgage interest minus master servicing fees, subservicing fees, certificate insurance fees, if applicable, and Class A-I-S interest.

INTEREST PAYMENT BASIS:

     For the Class A-I Certificates and Class M-I Certificates (except for Class A-I-1 Certificates and Class A-I-S Certificates), 30/360. For the Class A-I-1 Certificates and Class A-I-S Certificates, actual/360.

COUPON STEP UP:

     If the 10% clean-up call for the Class A-I Certificates and Class M-I Certificates is not exercised on the first distribution date on which it is exercisable, the pass-through rate on the Class A-I-4 Certificates will increase by 50 bps per annum on the second distribution date after the first possible optional termination date for Loan Group I.

                                 LOAN GROUP II

MORTGAGE LOANS:              Adjustable-rate Mortgage Loans

TOTAL GROUP SIZE:            $163,100,000

PREPAYMENT ASSUMPTION:       25% CPR

GROUP II NET WAC CAP RATE:

     The pass-through rate of the Class A-II Certificates and Class M-II Certificates (other than the Class A-II-S Certificates) will be subject to the "Group II Net WAC Cap Rate" which is the weighted average of the Group II Net Mortgage Interest Rates on the Group II loans, adjusted for the actual number of days in the related due period.

INTEREST ACCRUAL:

     For the Class A-II Certificates and Class M-II Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

GROUP II NET MORTGAGE
INTEREST RATE:

     Gross mortgage interest minus master servicing fees, subservicing fees, certificate insurance, if applicable, and Class A-II-S interest.





________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

GROUP II BASIS  RISK  SHORTFALL:

     If on any Distribution Date the pass-through rate is limited by the Group II Net WAC Cap Rate, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Group II Net WAC Cap Rate, up to but not exceeding 14%, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid. No such Group II Basis Risk Shortfall will be paid to any Class A-II Certificates and Class M-II Certificates after their Certificate Principal Balance has been reduced to zero. Such reimbursement will come from interest on both Loan Groups and will be paid only on a subordinated basis.

INTEREST PAYMENT BASIS:

     For the Class A-II and Class M-II Certificates, actual/360.

COUPON STEP UP:

     If the 10% clean-up call for the Class A-II Certificates and Class M-II Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A-II Certificates will increase to 2x its original margin, and (ii) the margins on the Class M-II Certificates will increase to 1.5x of their related original margins on the second distribution date after the first possible optional termination date.


                               CASH FLOW PRIORITY
                      (PRELIMINARY AND SUBJECT TO REVISION)

AMOUNT AVAILABLE FOR
MONTHLY DISTRIBUTION:

     The Class A-I and Class M-I Certificates will relate to and will receive payments primarily from loan group I. The Class A-II and Class M-II Certificates will relate to and will receive payments primarily from loan group II. The amounts available for distribution will be calculated on a loan group by loan group basis and will include:

      o collections of monthly payments on the related mortgage loans, including prepayments and other unscheduled collections plus

      o advances for delinquent payments on the mortgage loans in the related loan group minus

      o fees and expenses of the subservicers and the master servicer for the applicable loan group, including reimbursement for advances.

PRIORITY OF PAYMENTS:

     Payments to the certificateholders will be made from the available amount from each loan group as follows:

 o Distribution of interest to the related certificates in the priority described herein

 o   Distribution   of   principal  to  the  related
     certificates,  other than the Class  A-I-IO and
     the  Class  S  Certificates,  in  the  priority
     described   herein   and  in   the   prospectus
     supplement.

 o   Distribution   of   principal  to  the  related
     certificates, other than the Class A-I-IO and Class S Certificates, and subsequently, to the non-related certificates, other than the Class
     A-I-IO and Class S Certificates, to cover some realized losses, in the priority described in "Principal Paydown" herein.

 o   Beginning with the distribution date in January
     2003,  distribution of additional  principal to
     the related certificates,  other than the Class
     A-I-IO   and   Class   S   Certificates,    and
     subsequently,  to the non-related certificates,
     other  than  the  Class   A-I-IO  and  Class  S
     Certificates, from the excess interest on the mortgage loans, until the required level of overcollateralization is reached

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

 o   Payment  to  the  related  certificates  and  subsequently,  to the
     non-related   certificates   in  respect  of  prepayment   interest
     shortfalls

 o Payment to each of the Class A-I Certificates, Class A-II Certificates, M-I Certificates and
     Class M-II Certificates in respect of basis risk shortfalls.

 o Distribution of any remaining funds to the non-offered certificates.

INTEREST DISTRIBUTIONS:

     The amount of interest owed to each class of certificates on each distribution date will equal:

o   The pass-through rate for that class of certificates multiplied by

o The principal balance or notional amount of that class of certificates as of the day immediately prior to the related distribution date multiplied by

o in the case of the Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-IO and
    Class M-I Certificates, 1/12th, and in the case of the Class A-I-1, Class S, Class A-II and
    Class M-II Certificates, the actual number of days in the related interest accrual period divided by 360, minus

o The interest portion of realized losses allocated to that class of certificates minus

o   The   share   of  some   interest   shortfalls,
    including,   but  not  limited  to,  prepayment
    interest shortfalls allocated to that class.

ALLOCATIONS  OF  PRINCIPAL:

     Principal distributions on the certificates made from principal payments on the mortgage loans in the corresponding loan group will be allocated among the various classes of certificates, other than the Class A-I-IO and Class S Certificates, as described in "Principal Paydown" contained herein and in the prospectus supplement.

In addition, the certificates, other than the Class A-I-IO and Class S Certificates, will receive a distribution of principal to the extent of any excess cash flow available to cover losses and then, beginning with the distribution date in January 2003, to increase the amount of overcollateralization until the required amount of overcollateralization for that loan group is reached and maintained. Each class of certificates, other than the Class A-I-IO and Class S Certificates, also may receive a distribution of principal to cover losses and, beginning with the distribution date in January 2003, to increase the required amount of overcollateralization from the excess cash flow from the non-related loan group.

The Class A-I-IO and Class S Certificates are not entitled to receive any principal distributions.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                                PRINCIPAL PAYDOWN
                      (PRELIMINARY AND SUBJECT TO REVISION)

CLASS A-I-5 LOCKOUT DISTRIBUTION AMOUNT: The product of (i) the applicable Class A-I-5 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-5 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A-I Certificates, excluding the Class A-I-IO Certificates and Class S Certificates, (in each case immediately prior to such Distribution Date) and
(iii) the Loan Group I Class A principal cashflow for such Distribution Date.

                         CLASS A-I-5 LOCKOUT PERCENTAGE
                           July 2002 -- June 2005: 0%
                           July 2005 -- June 2007: 45%
                           July 2007 -- June 2008: 80%
                          July 2008 -- June 2009: 100%
                          July 2009 -- thereafter: 300%

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Loan Group I Certificates:

1) To the Class A-I-5 Certificateholders -- the Class A-I-5 Lockout Distribution Amount until the principal balance of the Class A-I-5 Certificate is reduced to zero.
2) All remaining scheduled and unscheduled Loan Group I principal will be paid sequentially to the Class A-I Certificates, other than the Class A-I-IO Certificates and the Class A-I-S Certificates, in numerical order until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Loan Group I Certificates is reduced to zero, distribution of principal to the Class A-I Certificates, other than the Class A-I-IO Certificates and the Class A-I-S Certificates, will be made on a pro rata basis, and not in accordance with the above priorities.

Loan Group II Certificates:
1) All scheduled and unscheduled Loan Group II principal will be paid to the Class A-II Certificates, other than the Class A-II-S Certificates, until the principal balance thereof is reduced to zero.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Loan Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates, other than the Class A-I-IO Certificates and the respective Class S Certificates, (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates and fourth to the Class M-3 Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level as defined within the prospectus supplement.

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i) The Distribution Date is on or after the July 2005 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)With respect to any distribution date and the Group I Mortgage Loans, if the three-month rolling average of 60+ day delinquent loans (including foreclosures and REO in the related Loan Group) in the related Loan Group is less than 100% of the Group I Senior Enhancement Percentage. With respect to any distribution date and the Group II Mortgage Loans, if the three-month rolling average of 60+ day delinquent loans (including foreclosures and REO in the related Loan Group) in the related Loan Group is less than 50% of the Group II Senior Enhancement Percentage.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the July 2005 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial Senior Enhancement Percentage.

PROSPECTUS:

     The Certificates will be offered pursuant to a prospectus which includes a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

FURTHER INFORMATION:

     Please call Matt Whalen at (212) 834-5157, Marty Friedman at (212) 834-5727, Jee Hong at (212) 834-5295, Fred Hubert at (212) 834-5170, Paul
     Park at (212) 834-5033,  Chris  Schiavone at (212)  834-5372,  Alan Chan at
     (212)  834-5936,  Alice  Chang at (212)  834-5018,  or Chance Hart at (212)
     834-5715.

EXHIBIT 1:
                             [OBJECT OMITTED]
                                  * Assumes fixed coupon of 2.00%


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]



                RAMP SERIES 2002-RS3 - MORTGAGE LOAN CHARACTERISTICS (GROUP I LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------------------------
COLLATERAL SUB-GROUP      ALTERNET   EXPANDED CRITERIA HOME SOLUTION    JUMBO A      SEASONED      TOTAL
                         EXCEPTIONS     EXCEPTIONS       EXCEPTIONS    EXCEPTIONS     LOANS
SHELF                       RASC           RALI           RAMP-RZ        RFMSI
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Percent of Total (%):           7.00             72.76           6.02        12.73         1.49      100.00
------------------------------------------------------------------------------------------------------------
Principal Balance ($):    34,970,530       363,479,341     30,073,593   63,607,659    7,433,887 499,565,010
Number of Loans:                 351             2,302            241          155           55       3,104
Avg. Balance ($):             99,631           157,897        124,787      410,372      135,162     160,942
------------------------------------------------------------------------------------------------------------
WA Mortgage Rate (%):           9.68              8.45           8.62         7.08         9.42        8.39
WA Orig. Maturity (mos):         293               343            271          325          343         333
WA Age (mos):                      5                 2              6            4           84           4
------------------------------------------------------------------------------------------------------------
WA Credit Score:                 611               681            706          684          576         677
WA Original LTV (%)*:          87.91             85.93         100.33        74.68        78.30       85.39
------------------------------------------------------------------------------------------------------------
Purchase (%):                  32.48             70.66          74.53        21.74        44.93       61.61
Equity Refinance (%):          54.61             18.89          20.20        47.58        22.49       25.18
Rate/Term Refinance (%):       12.91              9.82           5.27        30.68        32.58       12.76
------------------------------------------------------------------------------------------------------------
Current (%):                   99.28             99.92         100.00       100.00        87.58       99.70
30 to 59 Days Delq. (%):        0.72              0.08           0.00         0.00        12.42        0.30
------------------------------------------------------------------------------------------------------------
*With  respect  to  Group  I  Loans  secured  by  second  liens,   the  combined
loan-to-value ratio is used for this table

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

      LOAN GROUP I ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES



RANGE OF ORIGINAL MORTGAGE NUMBER OF        CUT-OFF DATE        PERCENTAGE OF
LOAN BALANCE ($)             LOANS       PRINCIPAL BALANCE        LOAN POOL

1 to 100,000                        1,118           $76,659,095.98    15.35 %
100,001 to 200,000                  1,218           170,942,089.81    34.22
200,001 to 300,000                    406            98,543,389.36    19.73
300,001 to 400,000                    214            73,878,448.62    14.79
400,001 to 500,000                     80            35,588,884.86     7.12
500,001 to 600,000                     37            20,322,889.44     4.07
600,001 to 700,000                     18            11,520,146.09     2.31
700,001 to 800,000                      4             3,067,792.22     0.61
800,001 to 900,000                      3             2,622,933.99     0.53
900,001 to 1,000,000                    5             4,884,566.98     0.98
1,500,001 to 1,600,000                  1             1,534,772.78     0.31
                                        -             ------------     ----
TOTAL:                              3,104         $499,565,010.13    100.00 %
                                    =====         ================   ======


                  LOAN GROUP I NET MORTGAGE RATES

RANGE OF                NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
NET MORTGAGE RATES (%)    LOANS           PRINCIPAL BALANCE        LOAN POOL

5.0001 to 6.0000                    10            $3,564,012.25       0.71 %
6.0001 to 7.0000                   310            78,482,881.32      15.71
7.0001 to 8.0000                   994           159,521,366.30      31.93
8.0001 to 9.0000                 1,157           180,586,374.22      36.15
9.0001 to 10.0000                  440            60,345,980.97      12.08
10.0001 to 11.0000                 110            10,891,143.25       2.18
11.0001 to 12.0000                  63             5,014,079.89       1.00
12.0001 to 13.0000                  15               930,748.16       0.19
13.0001 to 14.0000                   3               166,541.88       0.03
14.0001 to 15.0000                   2                61,881.89       0.01
                                     -                ---------       ----
TOTAL:                           3,104         $499,565,010.13      100.00 %
                                 =====         ================     ======

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                     LOAN GROUP I MORTGAGE RATES

 RANGE OF              NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
 MORTGAGE RATES (%)      LOANS           PRINCIPAL BALANCE        LOAN POOL

 5.0001 to 6.0000                   4            $1,112,053.33        0.22 %
 6.0001 to 7.0000                 141            41,813,131.31        8.37
 7.0001 to 8.0000                 903           159,632,589.81       31.95
 8.0001 to 9.0000               1,176           179,901,615.90       36.01
 9.0001 to 10.0000                608            91,616,370.92       18.34
 10.0001 to 11.0000               158            16,845,592.35        3.37
 11.0001 to 12.0000                81             6,743,506.79        1.35
 12.0001 to 13.0000                25             1,521,802.18        0.30
 13.0001 to 14.0000                 5               291,175.84        0.06
 14.0001 to 15.0000                 1                25,289.81        0.01
 15.0001 to 16.0000                 2                61,881.89        0.01
                                    -                ---------        ----
 TOTAL:                         3,104         $499,565,010.13       100.00 %
                                =====         ================      ======





           LOAN GROUP I ORIGINAL LOAN-TO-VALUE RATIOS (1)

RANGE OF                     NUMBER OF            CUT-OFF DATE     PERCENTAGE OF
ORIGINAL LOAN-TO-VALUE RATIOS  LOANS            PRINCIPAL BALANCE    LOAN POOL
(%)

Up to 40.00                               26           $2,508,401.44     0.50 %
40.01 to 45.00                            15            1,802,922.36     0.36
45.01 to 50.00                            20            3,565,664.04     0.71
50.01 to 55.00                            21            4,814,218.67     0.96
55.01 to 60.00                            32            6,026,356.80     1.21
60.01 to 65.00                            56           13,419,871.86     2.69
65.01 to 70.00                           108           20,962,776.39      4.2
70.01 to 75.00                           154           34,847,994.30     6.98
75.01 to 80.00                           696          134,762,291.42    26.98
80.01 to 85.00                           122           15,525,154.99     3.11
85.01 to 90.00                           534           76,921,133.10     15.4
90.01 to 95.00                           848          126,593,184.74    25.34
95.01 to 100.00                          292           35,027,119.95     7.01
100.01 to 105.00                         152           19,503,936.03      3.9
105.01 to 110.00                          23            3,136,702.90     0.63
110.01 to 115.00                           1               30,491.80     0.01
115.01 to 120.00                           1               34,805.45     0.01
120.01 and Up                              3               81,983.89     0.02
                                           -               ---------     ----
TOTAL:                                 3,104        $499,565,010.13    100.00 %
                                       =====        ================   ======

(1) With respect to Group I Loans secured by second liens, the combined loan-to-value ratio is used for this table.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

              LOAN GROUP I CREDIT SCORE DISTRIBUTION

                          NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
RANGE OF CREDIT SCORES      LOANS           PRINCIPAL BALANCE        LOAN POOL

Up to 499                              3              $503,481.17      0.10 %
500 to 519                            31             3,180,496.93      0.64
520 to 539                            32             2,619,197.89      0.52
540 to 559                            41             4,609,262.37      0.92
560 to 579                            40             4,500,135.44      0.90
580 to 599                            58             7,513,834.51      1.50
600 to 619                           163            25,102,694.73      5.02
620 to 639                           424            71,047,034.71     14.22
640 to 659                           469            76,763,529.99     15.37
660 to 679                           466            78,268,218.93     15.67
680 to 699                           405            66,101,324.92     13.23
700 to 719                           298            48,703,580.55      9.75
720 to 739                           252            42,606,397.82      8.53
740 to 759                           196            31,015,740.56      6.21
760 to 779                           142            24,869,055.74      4.98
780 to 799                            65            10,095,504.62      2.02
800 to 819                            12             1,376,551.92      0.28
                                      --             ------------      ----
SUBTOTAL WITH CREDIT               3,097          $498,876,043.80     99.86 %
                                   =====          ===============     =====
SCORES:
Not Available (1)                      7              688,967.33       0.14
                                       -              -----------      ----
TOTAL:                             3,104         $499,565,010.13     100.00 %
                                   =====         ================    ======

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

    LOAN GROUP I GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                 NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
STATE              LOANS           PRINCIPAL BALANCE        LOAN POOL

California                  338           $92,737,768.40            18.56 %
Florida                     722            92,657,916.07            18.55
Illinois                    183            32,072,714.50             6.42
New York                    115            25,646,414.46             5.13
New Jersey                  108            24,947,770.63             4.99
Arizona                     140            21,962,095.86             4.40
Texas                       132            16,264,790.42             3.26
Other (1)                 1,366           193,275,539.79            38.69
                          -----           --------------            -----
TOTAL:                    3,104         $499,565,010.13            100.00 %
                          =====         ================           ======
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                LOAN GROUP I MORTGAGE PROPERTY TYPES

                                NUMBER OF     CUT-OFF DATE        PERCENTAGE OF
PROPERTY TYPES                    LOANS     PRINCIPAL BALANCE       LOAN POOL

Single-family detached             2,039         $315,374,478.95       63.13 %
Planned Unit Developments            481           97,229,570.52       19.46
(detached)
Two- to four-family units            308           55,189,491.47       11.05
Condo Low-Rise (less than 5          179           19,904,709.87        3.98
stories)
Condo Mid-Rise (5 to 8 stories)        3              215,083.76        0.04
Condo High-Rise (9 stories or          8            1,643,615.71        0.33
more)
Manufactured Home                     28            2,036,821.59        0.41
Townhouse                              7            1,138,040.30        0.23
Co-op                                  1              113,911.42        0.02
Planned Unit Developments             50            6,719,286.54        1.35
                                      --            ------------        ----
(attached)
TOTAL:                             3,104        $499,565,010.13       100.00 %
                                   =====        ================      ======


                    LOAN GROUP I OCCUPANCY TYPES

                     NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
OCCUPANCY STATUS       LOANS            PRINCIPAL BALANCE       LOAN POOL

Primary Residence              2,538         $437,223,673.86            87.52 %
Second/Vacation                   58            8,962,002.46             1.79
Non Owner-occupied               508           53,379,333.81            10.69
                                 ---           -------------            -----
TOTAL:                         3,104        $499,565,010.13            100.00 %
                               =====        ================           ======


                      LOAN GROUP I LOAN PURPOSE

                     NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
LOAN PURPOSE           LOANS            PRINCIPAL BALANCE       LOAN POOL

Purchase                       2,042         $310,042,130.56            62.06 %
Rate/Term Refinance              315           63,741,829.83            12.76
Equity Refinance                 747          125,781,049.74            25.18
                                 ---          --------------            -----
TOTAL:                         3,104        $499,565,010.13            100.00 %
                               =====        ================           ======


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

               LOAN GROUP I PREPAYMENT PENALTY TERMS

                         UMBER OF            CUT-OFF DATE        PERCENTAGE OF
PREPAYMENT PENALTY TERM   LOANS           PRINCIPAL BALANCE        LOAN POOL

None                             1,866          $321,720,915.19       64.40 %
12 Months                          376            66,440,034.74        13.3
24 Months                           11             1,312,046.60        0.26
36 Months                          407            49,090,117.23        9.83
60 Months                          429            59,221,027.91       11.85
Other (1)                           15             1,780,868.46       0.36
                                    --             ------------ -     ----
TOTAL:                           3,104         $499,565,010.13       100.00 %
                                 =====         ================      ======
(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]




         RAMP SERIES 2002-RS3 - LOAN GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
                                 SUMMARY REPORT
 -------------------------------------------------------------------------------------------------------------
 COLLATERAL SUB-GROUP        ALTERNET   EXPANDED CRITERIA HOME SOLUTION    JUMBO A     SEASONED      TOTAL
                            EXCEPTIONS     EXCEPTIONS       EXCEPTIONS    EXCEPTIONS     LOANS
 SHELF                         RASC           RALI           RAMP-RZ        RFMSI
 -------------------------------------------------------------------------------------------------------------
 Percent of Total (%):            72.66              3.74           0.16        17.61        5.83      100.00
 -------------------------------------------------------------------------------------------------------------
 Principal Balance ($):     118,529,696         6,106,634        262,128   28,720,193   9,509,948 163,128,599
 Number of Loans:                   894                38              2           60          69       1,063
 Avg. Balance ($):              132,584           160,701        131,064      478,670     137,825     153,461
 WA Mortgage Rate (%):             9.20              6.96          10.39         6.47        7.05        8.51
 WA Orig. Maturity (mos):           360               360            360          358         360         360
 WA Age (mos):                        3                 8              3            8         113          11
 -------------------------------------------------------------------------------------------------------------
 WA Credit Score:                   623               722            696          697         573         637
 WA Original LTV (%):             89.76             95.03         100.00        73.59       78.07       86.45
 -------------------------------------------------------------------------------------------------------------
 WA Margin (%):                   8.150             2.918          9.493        2.795       3.309       6.731
 WA Lifetime Cap (%):            15.350            12.125         16.387       12.085      13.857      14.569
 WA Next Rate Adj. (mos):            23                47             21           42           5          26
 WA Rate Reset Freq.                  6                11              6           12           8           7
 (mos):
 -------------------------------------------------------------------------------------------------------------
 Purchase (%):                    48.08             91.36          42.85        35.93       75.19       49.13
 Equity Refinance (%):            45.14              1.90          57.15        31.69        4.60       38.81
 Rate/Term Refinance (%):          6.62              6.74           0.00        20.81       16.84        9.71
 -------------------------------------------------------------------------------------------------------------
 Current (%):                     99.92            100.00         100.00       100.00       86.34       99.15
 30 to 59 Days Delq. (%):          0.08              0.00           0.00         0.00       13.66        0.85
 -------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

     LOAN GROUP II ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

 RANGE OF ORIGINAL       NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
 MORTGAGE
 LOAN BALANCE ($)          LOANS            PRINCIPAL BALANCE        LOAN POOL

 0 to 100,000                        401           $27,582,379.64    16.91 %
 100,001 to 200,000                  436            60,562,273.41    37.13
 200,001 to 300,000                  126            29,902,958.10    18.33
 300,001 to 400,000                   57            19,487,579.06    11.95
 400,001 to 500,000                   24            10,727,012.83     6.58
 500,001 to 600,000                   10             5,376,428.14     3.30
 600,001 to 700,000                    2             1,300,244.52     0.80
 700,001 to 800,000                    1               689,377.53     0.42
 800,001 to 900,000                    2             1,731,759.17     1.06
 1,100,001 to 1,200,000                2             2,318,751.60     1.42
 1,500,001 to 1,600,000                1             1,525,816.14     0.94
 1,900,001 to 2,000,000                1             1,924,018.57     1.18
                                       -             ------------     ----
 TOTAL:                            1,063         $163,128,598.71    100.00 %
                                   =====         ================   ======

                LOAN GROUP II NET MORTGAGE RATES

 RANGE OF               NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
 NET MORTGAGE RATES (%)   LOANS            PRINCIPAL BALANCE        LOAN POOL

 3.0001 to 4.0000                     1              $156,486.40      0.10 %
 4.0001 to 5.0000                     8             1,888,716.08      1.16
 5.0001 to 6.0000                    40            14,074,612.78      8.63
 6.0001 to 7.0000                   108            27,046,569.82     16.58
 7.0001 to 8.0000                   181            29,496,680.65     18.08
 8.0001 to 9.0000                   361            49,434,675.81     30.30
 9.0001 to 10.0000                  257            31,057,860.85     19.04
 10.0001 to 11.0000                  86             8,114,169.29      4.97
 11.0001 to 12.0000                  19             1,521,787.08      0.93
 12.0001 to 13.0000                   2              337,039.95      0.21
                                      - -            ----------- -   ----
 TOTAL:                           1,063         $163,128,598.71     100.00 %
                                  =====         ================    ======


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                   LOAN GROUP II MORTGAGE RATES

  RANGE OF           NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
  MORTGAGE RATES (%)   LOANS            PRINCIPAL BALANCE        LOAN POOL

  4.0001 to 5.0000                 4              $904,803.53            0.55 %
  5.0001 to 6.0000                27             9,722,436.42            5.96
  6.0001 to 7.0000                89            26,220,241.76           16.07
  7.0001 to 8.0000               114            19,682,495.38           12.07
  8.0001 to 9.0000               273            40,547,867.58           24.86
  9.0001 to 10.0000              345            44,704,421.56           27.40
  10.0001 to 11.0000             167            17,636,362.58           10.81
  11.0001 to 12.0000              36             2,673,136.19            1.64
  12.0001 to 13.0000               8            1,036,833.71            0.64
                                   - -          ------------- -         ----
  TOTAL:                       1,063         $163,128,598.71           100.00 %
                               =====         ================          ======


          LOAN GROUP II ORIGINAL LOAN-TO-VALUE RATIOS (1)

RANGE OF                     NUMBER OF            CUT-OFF DATE    PERCENTAGE OF
ORIGINAL LOAN-TO-VALUE RATIOS  LOANS            PRINCIPAL BALANCE   LOAN POOL
(%)

Up to 40.00                                7           $1,126,084.24     0.69 %
40.01 to 45.00                             4              610,117.16     0.37
45.01 to 50.00                             3              319,727.46     0.20
50.01 to 55.00                             4              681,309.26     0.42
55.01 to 60.00                            11            2,811,111.23     1.72
60.01 to 65.00                            14            5,582,107.53     3.42
65.01 to 70.00                            41            5,686,272.73     3.49
70.01 to 75.00                            54            8,952,874.38     5.49
75.01 to 80.00                           181           33,516,497.05    20.55
80.01 to 85.00                            97           13,252,735.72     8.12
85.01 to 90.00                           224           34,089,311.21    20.90
90.01 to 95.00                           117           16,787,182.88    10.29
95.01 to 100.00                          291           37,345,709.82    22.89
100.01 to 105.00                          15           2,367,558.04     1.45
                                          -- -         ------------- -  ----
TOTAL:                                 1,063        $163,128,598.71    100.00 %
                                       =====        ================   ======

(1) With respect to Group I Loans secured by second liens, the combined loan-to-value ratio is used for this table.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

            LOAN GROUP II CREDIT SCORE DISTRIBUTION

                       NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
RANGE OF CREDIT SCORES   LOANS            PRINCIPAL BALANCE        LOAN POOL

Up to 499                           11            $1,681,183.60      1.03  %
500 to 519                          40             4,045,289.59      2.48
520 to 539                          44             4,768,456.57      2.92
540 to 559                          70             7,140,252.93      4.38
560 to 579                          73            10,567,003.02      6.48
580 to 599                         102            16,271,727.59      9.97
600 to 619                         148            21,456,522.88     13.15
620 to 639                         160            21,066,639.34     12.91
640 to 659                         138            21,223,520.37     13.01
660 to 679                          92            15,443,286.82      9.47
680 to 699                          62            13,044,753.55      8.00
700 to 719                          39             7,452,694.35      4.57
720 to 739                          28             6,886,761.10      4.22
740 to 759                          31             6,354,477.85      3.90
760 to 779                          17             3,827,364.37      2.35
780 to 799                           5             1,222,579.77      0.75
800 to 819                           1              368,533.67      0.23
                                     - -            ----------- -   ----
SUBTOTAL WITH CREDIT             1,061         $162,821,047.37      99.81  %
                                 =====         ================     =====
SCORES:
Not Available (1)                    2              307,551.34       0.19
                                     -              -----------      ----
TOTAL:                           1,063         $163,128,598.71     100.00  %
                                 =====         ================    ======

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

 LOAN GROUP II GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                 NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
STATE              LOANS            PRINCIPAL BALANCE        LOAN POOL

California                   122           $29,460,705.31           18.06 %
Georgia                       77            10,961,305.13            6.72
North Carolina                77             9,018,397.51            5.53
Florida                       70             8,599,953.00            5.27
Ohio                          70             8,329,076.18            5.11
Michigan                      64             8,275,625.25            5.07
Colorado                      31             7,015,302.24            4.30
South Carolina                33             6,738,321.78            4.13
Illinois                      38             5,676,358.90            3.48
Texas                         40             5,447,858.41            3.34
Other (1)                    441            63,605,695.00           38.99
                             ---            -------------           -----
TOTAL:                     1,063         $163,128,598.71           100.00 %
                           =====         ================          ======

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                  LOAN GROUP II NOTE MARGINS

                         NUMBER OF             CUT-OFF DATE        PERCENTAGE OF
RANGE OF NOTE MARGINS (%)  LOANS            PRINCIPAL BALANCE        LOAN POOL

2.0000 to 2.9999             120           $36,673,844.24           22.48  %
3.0000 to 3.9999              15             4,808,005.80            2.95
4.0000 to 4.9999              21             4,050,723.74            2.48
5.0000 to 5.9999              54             8,499,248.02            5.21
6.0000 to 6.9999              89            12,187,490.25            7.47
7.0000 to 7.9999             179            23,697,508.32           14.53
8.0000 to 8.9999             273            36,565,255.42           22.41
9.0000 to 9.9999             227            28,609,130.53           17.54
10.0000 to 10.9999            78             7,670,870.50            4.70
11.0000 to 11.9999             6               331,559.38            0.20
12.0000 to 12.9999             1               34,962.51            0.02
                               - -             ---------- -         ----
TOTAL:                     1,063         $163,128,598.71           100.00 %
                           =====         ================          ======



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

            LOAN GROUP II NEXT INTEREST RATE ADJUSTMENT

                               NUMBER OF    CUT-OFF DATE        PERCENTAGE OF
NEXT INTEREST RATE ADJUSTMENT    LOANS    PRINCIPAL BALANCE       LOAN POOL
DATE
July 2002                            14           $3,423,315.88      2.10 %
August 2002                          15            1,846,509.75      1.13
September 2002                        8            2,652,616.43      1.63
October 2002                          6              524,384.30      0.32
November 2002                         4              572,294.19      0.35
December 2002                        14            1,656,412.40      1.02
January 2003                          6            1,100,599.31      0.67
February 2003                         1              312,252.04      0.19
March 2003                            2              400,147.18      0.25
April 2003                            3              311,815.69      0.19
May 2003                              2              318,825.85      0.20
June 2003                             4              708,418.35      0.43
July 2003                             1               80,762.99      0.05
August 2003                           2              163,955.16      0.10
September 2003                        4              575,902.33      0.35
October 2003                         10            1,304,844.57      0.80
November 2003                        38            4,377,050.44      2.68
December 2003                        64            7,993,889.66      4.90
January 2004                         76           10,820,691.85      6.63
February 2004                        88           11,270,938.45      6.91
March 2004                          115           16,114,374.13      9.88
April 2004                          137           19,406,204.11     11.90
May 2004                            184           25,780,223.21     15.80
June 2004                             6            1,107,050.00      0.68
July 2004                             1              391,953.71      0.24
August 2004                           2              652,506.70      0.40
September 2004                        4              973,570.85      0.60
October 2004                          4              423,063.16      0.26
November 2004                         4            1,038,330.46      0.64
December 2004                         9            1,351,673.69      0.83
January 2005                         11              959,938.99      0.59
February 2005                        33            6,389,502.27      3.92
March 2005                           35            5,559,370.04      3.41
April 2005                           31            3,622,009.56      2.22
May 2005                             64            7,032,086.86      4.31
December 2005                         2            1,032,691.90      0.63
April 2006                            2            1,331,724.64      0.82
May 2006                              2            1,243,360.30      0.76
June 2006                             1              494,771.79      0.30
July 2006                             2              404,219.98      0.25
August 2006                           2              894,512.88      0.55
September 2006                        6            3,269,239.22      2.00
October 2006                          3            1,155,104.88      0.71
November 2006                         5            3,252,566.39      1.99
December 2006                         2              494,107.65      0.30
January 2007                          3              982,953.69      0.60
February 2007                         1              138,797.32      0.09
March 2007                            4              597,028.16      0.37
April 2007                           12            2,232,816.77      1.37
May 2007                              3              497,679.11      0.31
September 2007                        1              557,160.78      0.34
February 2008                         1              340,699.18      0.21
June 2008                             1               85,147.23      0.05
November 2008                         1              496,784.07      0.30
January 2009                          3            1,157,831.29      0.71
February 2009                         3            1,091,977.66      0.67
October 2009                          1             159,939.26      0.10
                                      - -           ----------- -   ----
TOTAL:                            1,063        $163,128,598.71     100.00 %
                                  =====        ================    ======

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                      LOAN GROUP II MORTGAGE PROPERTY TYPES

                              NUMBER OF     CUT-OFF DATE         PERCENTAGE OF
 PROPERTY TYPES                 LOANS     PRINCIPAL BALANCE        LOAN POOL

 Single-family detached            865          $122,651,674.28      75.19  %
 Planned Unit Developments          81            24,793,541.65      15.20
(detached)
 Two- to four-family units          33             4,014,271.98       2.46
 Condo Low-Rise (less than 5        45             6,891,843.61       4.22
stories)
 Condo High-Rise (9 stories or       2             1,038,035.10       0.64
more)
 Manufactured Home                  14             1,199,314.15       0.74
 Townhouse                           3               278,255.01       0.17
 Planned Unit Developments          20            2,261,662.93       1.39
                                    --  -         -------------  -   ----
(attached)
 TOTAL:                          1,063         $163,128,598.71      100.00  %
                                 =====         ================     ======


                          LOAN GROUP II OCCUPANCY TYPE

                       NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
OCCUPANCY TYPE           LOANS           PRINCIPAL BALANCE        LOAN POOL

Primary Residence                 995          $155,907,638.32       95.57 %
Second/Vacation                     5             1,565,399.32        0.96
Non Owner-occupied                 63            5,655,561.07        3.47
                                   -- -          ------------- -     ----
TOTAL:                          1,063         $163,128,598.71       100.00 %
                                =====         ================      ======


                           LOAN GROUP II LOAN PURPOSE

                      NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
LOAN PURPOSE            LOANS           PRINCIPAL BALANCE        LOAN POOL

Purchase                         552           $83,987,329.99        51.49 %
Rate/Term Refinance               82            15,837,792.86         9.71
Equity Refinance                 429           63,303,475.86        38.81
                                 --- -         -------------- -     -----
TOTAL:                         1,063         $163,128,598.71        100.00 %
                               =====         ================       ======


                            LOAN GROUP II INDEX TYPES
                        NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
INDEX TYPES               LOANS           PRINCIPAL BALANCE        LOAN POOL

6 Month Treasury                          2         $180,357.33       0.11 %
1 Year Treasury                          87       32,275,161.70      19.79
6 Month LIBOR                           961      127,483,039.53      78.15
1 Year LIBOR                              4        1,494,490.13       0.92
11th District Cost of Funds               9       1,695,550.02       1.04
                                          - -     ------------- -    ----
TOTAL:                                1,063    $163,128,598.71      100.00 %
                                      =====    ================     ======

              LOAN GROUP II PREPAYMENT PENALTY TERMS

                         NUMBER OF            CUT-OFF DATE        PERCENTAGE OF
PREPAYMENT PENALTY TERM    LOANS           PRINCIPAL BALANCE        LOAN POOL

None                                250           $56,373,040.88       34.56 %
12 Months                            44             6,536,029.21        4.01
24 Months                           372            55,474,725.29       34.01
36 Months                           345            38,617,475.55       23.67
60 Months                             6             1,128,476.65        0.69
Other (1)                            46             4,998,851.13        3.06
                                     --             ------------        ----
TOTAL:                            1,063         $163,128,598.71       100.00 %
                                  =====         ================      ======
(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                    LOAN GROUP I - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                              ORIGINAL
   CURRENT    MORTGAGE  SERVICING     TERM TO       REMAINING     REMAINING TERM
   BALANCE      RATE    FEE RATE *    MATURITY  AMORTIZATION TERM   TO MATURITY
     ($)        (%)        (%)      (IN MONTHS)    (IN MONTHS)      (IN MONTHS)

 52,130,269.07 8.835      0.357         179            356              175
 20,635,200.56 7.158      0.326         181            176              176
  8,824,653.46 9.113      0.377         331            267              267
417,909,876.91 8.378      0.317         360            357              357
--------------
499,500,000.00


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]


                    LOAN GROUP II - ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                      INITIAL                    MONTHS
                                                                                                   TO
                            ORIGINALREMAININGREMAINING                PERIODPERIODLIFETIMELIFETIMINITIAL
  CURRENT   MORTGAGSERVICINGTERM TO AMORTIZATITERM              GROSS RATE  RATE  MINIMUM MAXIMUMINTERESTADJUSTMENT
  BALANCE    RATE  FEE      MATURITY  TERM   TO                 MARGIN CAP   CAP   RATE    RATE  ADJUSTMEFREQUENCY
                    RATE *                   MATURITY
    ($)      (%)     (%)    (IN     (IN      (IN       INDEX     (%)   (%)   (%)    (%)    (%)    DATE   (IN
                            MONTHS) MONTHS)  MONTHS)                                                     MONTHS)

5,255,994.257.623   0.479     360     263     263    6 Month    3.880 3.041 1.017  4.773  14.202    4       6
                                                       LIBOR
14,493,863.79.466   0.553     360     353     353    6 Month    7.669 3.859 1.427  9.200  15.647   17       6
                                                       LIBOR
84,178,788.69.142   0.542     360     357     357    6 Month    8.079 2.839 1.019  9.130  15.293   21       6
                                                       LIBOR
20,752,749.69.192   0.546     360     357     357    6 Month    8.679 3.203 1.011  9.176  15.272   33       6
                                                       LIBOR
5,968,774.606.629   0.319     360     356     356    6 Month    2.247 5.027 2.000  2.247  11.656   62      12
                                                       LIBOR
8,569,172.946.762   0.456     354     281     281    1 Year     3.135 3.684 1.997  3.279  13.917    4      12
                                                      Treasury
7,942,157.966.153   0.300     360     354     354    1 Year     2.762 2.226 2.000  2.762  12.141   30      12
                                                      Treasury
4,101,829.406.847   0.310     360     346     346    1 Year     2.771 3.993 2.000  2.771  11.931   46      12
                                                      Treasury
9,201,144.036.327   0.300     360     352     352    1 Year     2.750 5.000 2.000  2.750  11.377   52      12
                                                      Treasury
2,635,524.806.813   0.300     360     350     350    1 Year     2.750 4.683 2.000  2.750  12.025   74      12
                                         Treasury


------------
163,100,000.00
 *Includes fees for Master Servicing and Subservicing.




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                            GROUP I NET WAC CAP TABLE

                                [GRAPHIC OMITTED]

                                  GROUP I NET WAC CAP TABLE

                             Date    Net WAC Cap*  Adjusted Net WAC Cap**
                             ----    ------------  ----------------------

                           7/25/02      8.066%             6.067%
                           8/25/02      8.066%             6.179%
                           9/25/02      8.066%             6.285%
                           10/25/02     8.066%             6.385%
                           11/25/02     8.066%             6.480%
                           12/25/02     8.066%             6.569%
                           1/25/03      8.066%             6.653%
                           2/25/03      8.067%             6.733%
                           3/25/03      8.067%             6.808%
                           4/25/03      8.067%             6.878%
                           5/25/03      8.067%             6.945%
                           6/25/03      8.067%             7.008%
                           7/25/03      8.067%             7.068%
                           8/25/03      8.067%             7.124%
                           9/25/03      8.068%             7.177%
                           10/25/03     8.068%             7.227%
                           11/25/03     8.068%             7.275%
                           12/25/03     8.068%             7.319%
                           1/25/04      8.068%             7.361%
                           2/25/04      8.068%             7.401%
                           3/25/04      8.068%             7.439%
                           4/25/04      8.069%             7.474%
                           5/25/04      8.069%             7.508%
                           6/25/04      8.069%             7.539%
                           7/25/04      8.069%             7.569%
                           8/25/04      8.069%             7.598%

                           *Net WAC Cap = Group I Net Mortgage Interest Rate/ Group I Current Collateral Balance multiplied by 12

                           **Adjusted Net WAC Cap = (Group I Net
                           Mortgage Interest less A-I-IO Certificate
                           Interest) / Group I Current Collateral
                           Balance multiplied by 12


                                  GROUP II NET WAC CAP TABLE

  Date   Net WAC Cap(1)(2) Net WAC Cap Stress(1)(3)   Date       Net WAC       Net WAC Cap Stress(1)(3)
  ----   ----------------- ------------------------   ----       --------      ------------------------
                                                                       Cap(1)(2)

 7/25/02            8.591%                 8.591%    6/25/06           8.464%                 13.109%
 8/25/02            7.759%                 7.759%    7/25/06           8.751%                 13.552%
 9/25/02            7.760%                 7.760%    8/25/06           8.473%                 13.121%
10/25/02            8.019%                 8.019%    9/25/06           8.478%                 13.127%
11/25/02            7.647%                 8.042%    10/25/06          8.765%                 13.683%
12/25/02            7.903%                 8.310%    11/25/06          8.423%                 13.518%
 1/25/03            7.648%                 8.042%    12/25/06          8.709%                 13.975%
 2/25/03            7.685%                 8.083%    1/25/07           8.433%                 13.614%
 3/25/03            8.547%                 8.986%    2/25/07           8.439%                 13.621%
 4/25/03            7.722%                 8.118%    3/25/07           9.349%                 14.000% (4)
 5/25/03            7.982%                 8.424%    4/25/07           8.449%                 13.636%
 6/25/03            7.726%                 8.154%    5/25/07           8.737%                 14.000% (4)
 7/25/03            7.986%                 8.428%    6/25/07           8.460%                 13.677%
 8/25/03            7.731%                 8.158%    7/25/07           8.748%                 14.000% (4)
 9/25/03            7.734%                 8.161%    8/25/07           8.472%                 13.693%
10/25/03            7.994%                 8.435%    9/25/07           8.397%                 13.877%
11/25/03            7.739%                 8.299%    10/25/07          8.683%                 14.000% (4)
12/25/03            8.026%                 8.926%    11/25/07          8.409%                 13.897%
 1/25/04            7.770%                 8.641%    12/25/07          8.696%                 14.000% (4)
 2/25/04            7.773%                 8.644%    1/25/08           8.422%                 13.915%
 3/25/04            8.312%                 9.243%    2/25/08           8.429%                 13.924%
 4/25/04            8.304%                10.089%    3/25/08           9.018%                 14.000% (4)
 5/25/04            8.584%                10.462%    4/25/08           8.443%                 13.943%
 6/25/04            8.311%                10.253%    5/25/08           8.732%                 14.000% (4)
 7/25/04            8.591%                10.599%    6/25/08           8.458%                 13.963%
 8/25/04            8.318%                10.261%    7/25/08           8.748%                 14.000% (4)
 9/25/04            8.321%                10.266%    8/25/08           8.474%                 13.984%
10/25/04            8.602%                11.148%    9/25/08           8.456%                 14.000% (4)
11/25/04            8.329%                10.884%    10/25/08          8.746%                 14.000% (4)
12/25/04            8.610%                11.333%    11/25/08          8.472%                 14.000% (4)
 1/25/05            8.290%                11.078%    12/25/08          8.764%                 14.000% (4)
 2/25/05            8.294%                11.083%    1/25/09           8.490%                 14.000% (4)
 3/25/05            9.187%                12.276%    2/25/09           8.499%                 14.000% (4)
 4/25/05            8.502%                12.015%    3/25/09           9.420%                 14.000% (4)
 5/25/05            8.790%                12.421%    4/25/09           8.518%                 14.000% (4)
 6/25/05            8.511%                12.027%    5/25/09           8.812%                 14.000% (4)
 7/25/05            8.799%                12.434%    6/25/09           8.538%                 14.000% (4)
 8/25/05            8.488%                11.995%    7/25/09           8.833%                 14.000% (4)
 9/25/05            8.489%                11.996%    8/25/09           8.559%                 14.000% (4)
10/25/05            8.773%                13.064%    9/25/09           8.570%                 14.000% (4)
11/25/05            8.490%                12.644%    10/25/09          8.867%                 14.000% (4)
12/25/05            8.774%                13.066%    11/25/09          8.592%                 14.000% (4)
 1/25/06            8.492%                12.739%    12/25/09          8.891%                 14.000% (4)
 2/25/06            8.493%                12.740%    1/25/10           8.616%                 14.000% (4)
 3/25/06            9.404%                14.000% (4)2/25/10           8.628%                 14.000% (4)
 4/25/06            8.497%                13.000%    3/25/10           9.567%                 14.000% (4)
 5/25/06            8.742%                13.540%
(1) Net WAC Cap = (Group II Net Mortgage Interest Rate) / (Total Group II Certificate
    Balance) x (360/Actual # Days)
(2) Assumes no losses,  10% cleanup call, 20% CPR and 25% CPR, and 6 month LIBOR and 1Year CMT remain constant at 2.0975% and 2.41%, respectively.
(3) Assumes no losses,  10% cleanup call, 20% CPR and 25% CPR, and 6 month LIBOR and 1Year CMT remain constant at 20% and 20%, respectively.
(4) Capped at 14%







                         DISCOUNT MARGIN TABLE (TO 10% CALL)

                                   CLASS A-I-1
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       15.000      15.000        15.000        15.000      15.000     15.000
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         11.95        1.98          1.33          1.00        0.87       0.65
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          7/02        7/02          7/02          7/02        7/02       7/02
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         11/21        10/06         5/05          8/04        4/04      11/03
    ----------------------------------------------------------------------------------------------



                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                                   CLASS A-I-2
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       4.736        4.702        4.674         4.645       4.626      4.582
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         22.53        6.47          4.12          3.00        2.56       1.89
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         13.59        5.42          3.65          2.73        2.35       1.77
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY         11/21        10/06         5/05          8/04        4/04      11/03
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY          9/27        3/12          3/08          8/06       12/05      12/04
    ----------------------------------------------------------------------------------------------

                                   CLASS A-I-3
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       5.445        5.429        5.410         5.387       5.373      5.333
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         26.32        11.81         7.35          5.00        4.21       2.88
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         13.73        8.51          5.90          4.27        3.67       2.60
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          9/27        3/12          3/08          8/06       12/05      12/04
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         10/29        7/16         12/11          7/08        6/07       1/06
    ----------------------------------------------------------------------------------------------

                                   CLASS A-I-4
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       6.410        6.400        6.391         6.378       6.368      6.341
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         28.18        16.32        12.08          8.78        7.27       5.01
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         12.78        9.88          8.19          6.51        5.63       4.15
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY         10/29        7/16         12/11          7/08        6/07       1/06
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         11/30        7/19          4/15          3/12       11/10       9/08
    ----------------------------------------------------------------------------------------------

                                   CLASS A-I-5
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       5.825        5.806        5.801         5.796       5.794      5.784
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         14.05        8.27          7.39          6.79        6.48       5.57
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION          9.10        6.28          5.77          5.41        5.22       4.62
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          7/05        7/05          7/05          7/05        8/05      10/05
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         11/30        7/19          4/15          3/12       11/10       9/08
    ----------------------------------------------------------------------------------------------

________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]




                                   CLASS M-I-1
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price       6.334        6.315        6.301         6.284       6.274      6.254
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         25.52        11.81         8.46          6.37        5.53       4.35
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          DURATION         12.35        7.91          6.22          5.00        4.46       3.67
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY         11/22        5/08          6/06          7/05        7/05       8/05
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY         11/30        7/19          4/15          3/12       11/10       9/08
     ----------------------------------------------------------------------------------------------


                                   CLASS M-I-2
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price       6.734        6.714        6.699         6.681       6.670      6.648
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         25.52        11.78         8.43          6.35        5.51       4.31
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          DURATION         11.89        7.72          6.10          4.91        4.39       3.60
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY         11/22        5/08          6/06          7/05        7/05       7/05
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY         11/30        7/19          4/15          3/12       11/10       9/08
     ----------------------------------------------------------------------------------------------

                                   CLASS M-I-3
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price       6.765        6.740        6.720         6.699       6.686      6.661
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         24.57        10.11         7.04          5.28        4.59       3.67
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          DURATION         11.69        7.01          5.36          4.26        3.80       3.14
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY         11/22        5/08          6/06          7/05        7/05       7/05
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY          6/30        1/18          2/14          4/11        1/10       2/08
     ----------------------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                                   CLASS A-II
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price       28.000      28.000        28.000        28.000      28.000     28.000
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         18.93        5.39          3.64          2.67        2.03       1.57
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY          7/02        7/02          7/02          7/02        7/02       7/02
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY         12/30        8/17         11/12          3/10        6/08       5/07
     ----------------------------------------------------------------------------------------------


                                  CLASS M-II-1
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price       75.000      75.000        75.000        75.000      75.000     75.000
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         26.13        10.09         6.83          5.16        4.38       4.18
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY          6/24        4/07          9/05          8/05       11/05       1/06
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY         12/30        8/17         11/12          3/10        6/08       5/07
     ----------------------------------------------------------------------------------------------

________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]




                                  CLASS M-II-2
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price      125.000      125.000      125.000       125.000     125.000    125.000
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         26.13        10.09         6.83          5.13        4.25       3.85
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          6/24        4/07          9/05          7/05        8/05       9/05
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         12/30        8/17         11/12          3/10        6/08       5/07
    ----------------------------------------------------------------------------------------------


                                  CLASS M-II-3
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price      190.000      190.000      190.000       190.000     190.000    190.000
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         25.99        9.67          6.53          4.89        4.01       3.57
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          6/24        4/07          9/05          7/05        7/05       7/05
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         12/30        8/17         11/12          3/10        6/08       5/07
    ----------------------------------------------------------------------------------------------



                       DISCOUNT MARGIN TABLE (TO MATURITY)
                                   CLASS A-I-1
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       15.000      15.000        15.000        15.000      15.000     15.000
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         11.95        1.98          1.33          1.00        0.87       0.65
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          7/02        7/02          7/02          7/02        7/02       7/02
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         11/21        10/06         5/05          8/04        4/04      11/03
    ----------------------------------------------------------------------------------------------



                       PRICE/CBE YIELD TABLE (TO MATURITY)
                                   CLASS A-I-2
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       4.736        4.702        4.674         4.645       4.626      4.582
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         22.53        6.47          4.12          3.00        2.56       1.89
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         13.59        5.42          3.65          2.73        2.35       1.77
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY         11/21        10/06         5/05          8/04        4/04      11/03
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY          9/27        3/12          3/08          8/06       12/05      12/04
    ----------------------------------------------------------------------------------------------

                                   CLASS A-I-3
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       5.445        5.429        5.410         5.387       5.373      5.333
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         26.32        11.81         7.35          5.00        4.21       2.88
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         13.73        8.51          5.90          4.27        3.67       2.60
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          9/27        3/12          3/08          8/06       12/05      12/04
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         10/29        7/16         12/11          7/08        6/07       1/06
    ----------------------------------------------------------------------------------------------


________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]



                                   CLASS A-I-4
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       6.412        6.437        6.440         6.443       6.440      6.408
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         28.59        19.04        14.34         10.69        8.95       5.93
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         12.85        10.63         9.01          7.37        6.46       4.68
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY         10/29        7/16         12/11          7/08        6/07       1/06
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY          3/32        11/30         7/27          1/23        8/20       8/16
    ----------------------------------------------------------------------------------------------

                                   CLASS A-I-5
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       5.825        5.806        5.801         5.797       5.795      5.792
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         14.05        8.29          7.42          6.88        6.65       6.33
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION          9.10        6.28          5.78          5.46        5.31       5.11
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY          7/05        7/05          7/05          7/05        8/05      10/05
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY          1/32        9/30          5/27         11/22        6/20       6/16
    ----------------------------------------------------------------------------------------------

                                  CLASS A-I-IO
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR      57/57        58/58        59/59         60/60       61/61      62/62
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
      1.80482 Price        4.500       4.500         4.500         4.500       2.236     (1.126)
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE          1.01         1.01         1.01          1.01        0.99       0.96
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION          0.81         0.81         0.81          0.81        0.81       0.82
    ----------------------------------------------------------------------------------------------

                                   CLASS M-I-1
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       6.334        6.316        6.303         6.288       6.278      6.260
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         25.64        12.50         8.96          6.82        5.93       4.67
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         12.37        8.11          6.42          5.22        4.67       3.87
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY         11/22        5/08          6/06          7/05        7/05       8/05
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY         10/31        9/25          2/20          7/16        9/14       9/11
    ----------------------------------------------------------------------------------------------


                                   CLASS M-I-2
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       6.734        6.715        6.700         6.683       6.672      6.651
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         25.56        12.05         8.62          6.52        5.66       4.43
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         11.90        7.80          6.18          5.00        4.47       3.67
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY         11/22        5/08          6/06          7/05        7/05       7/05
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY          6/31        2/23          8/17          7/14       12/12       4/10
    ----------------------------------------------------------------------------------------------
                                   CLASS M-I-3
    ----------------------------------------------------------------------------------------------
     GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
       100-00 Price       6.765        6.740        6.720         6.699       6.686      6.661
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         AVG LIFE         24.57        10.11         7.04          5.28        4.59       3.67
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         DURATION         11.69        7.01          5.36          4.26        3.80       3.14
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
        FIRST PAY         11/22        5/08          6/06          7/05        7/05       7/05
    ----------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------
         LAST PAY          6/30        1/18          2/14          4/11        1/10       2/08
    ----------------------------------------------------------------------------------------------

________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]

                       DISCOUNT MARGIN TABLE (TO MATURITY)
                                   CLASS A-II
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price       28.045      29.338        29.756        29.909      30.061     30.132
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         18.98        5.77          3.95          2.91        2.22       1.72
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY          7/02        7/02          7/02          7/02        7/02       7/02
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY          3/32        10/29         8/24          8/19        1/16       7/13
     ----------------------------------------------------------------------------------------------

                                  CLASS M-II-1
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price       75.097      77.043        77.617        77.751      77.681     77.292
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         26.26        10.92         7.50          5.66        4.79       4.50
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY          6/24        4/07          9/05          8/05       11/05       1/06
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY          1/32        5/26          4/20         12/15        1/13       1/11
     ----------------------------------------------------------------------------------------------


                                  CLASS M-II-2
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price      125.130      127.672      128.396       128.572     128.571    128.160
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         26.24        10.76         7.36          5.52        4.57       4.10
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY          6/24        4/07          9/05          7/05        8/05       9/05
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY         11/31        4/24          4/18          5/14        9/11       1/10
     ----------------------------------------------------------------------------------------------


                                  CLASS M-II-3
     ----------------------------------------------------------------------------------------------
      GRP.1/GRP.2 CPR       0/0        10/12.5      15/18.75       20/25      23/31.25   30/37.25
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
        100-00 Price      190.045      190.990      191.243       191.263     191.295    191.076
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          AVG LIFE         26.02        9.84          6.66          4.98        4.09       3.63
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
         FIRST PAY          6/24        4/07          9/05          7/05        7/05       7/05
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------
          LAST PAY          7/31        12/20         6/15          2/12       12/09       7/08
     ----------------------------------------------------------------------------------------------




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN [GRAPHIC OMITTED]